LVIP AQR Enhanced Global Strategies Fund Supplement Dated June 30, 2016 to the Summary Prospectus dated May 1, 2016

This Supplement updates certain information in the Summary Prospectus for the LVIP AQR Enhanced Global Strategies Fund (the “Fund”). You may obtain copies of the Fund’s Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Please keep this Supplement with your Prospectus and other important records.

On June 7, 2016, the Board of Trustees of the Fund approved a plan of liquidation (“Plan”) for the LVIP AQR Enhanced Global Strategies Fund (the “Fund”), a series of Lincoln Variable Insurance Products Trust (the “Trust”), and submission of the Plan to the beneficial owners of the Fund, including contract owners of variable life insurance policies and variable annuity contracts who have selected the Fund for investment through those policies or contracts and therefore have a beneficial interest in shares of the Fund (“Beneficial Owners”). The liquidation of the Fund will occur only if the Plan is approved by Beneficial Owners. The Fund will be mailing Beneficial Owners a proxy statement with important information they should consider before voting on the plan. If approved, the liquidation of the Fund is expected to occur on or about January 10, 2017 (“Liquidation Date”).

Transfers in and out of the Fund.   At any time prior to the Liquidation Date, Beneficial Owners may transfer out of the Fund consistent with the transfer provisions of the applicable variable life insurance or variable annuity product prospectus. Contract owners may transfer into any other available investment option under their policy or contract. Please see your variable product prospectus for information about other funds available for investment offered in your product. Please see your product prospectus for more information on transfers, including any restrictions on transfers into the Fund before the Liquidation Date.